ADT PROVIDES UPDATE ON MAINTAINING THE SAFETY OF OUR CUSTOMERS AND EMPLOYEES DURING THE COVID-19 HEALTH CRISIS

BOCA RATON, Fla. – March 24, 2020 – ADT Inc. (NYSE: ADT), a leading provider of security, automation, and smart home solutions serving consumer and business customers in the United States, today provided an update on the measures it is taking to respond to the COVID-19 health crisis.

“As COVID-19 is testing our nation’s resolve, it’s also bringing out the best in many people and businesses, and this is especially true at ADT. Since we began preparing for the potential impact of COVID-19, I’ve seen a tremendous outpouring of compassion and commitment from our team members to support each other and help keep our customers safe,” said Jim DeVries, President and CEO at ADT. “With the hard work of the ADT team and the support of state and local governments, we remain open for business and continue to secure our more than 6 million residential and commercial customers throughout the country.”

Continuing To Provide Protection When It Matters Most
ADT provides services that are essential to maintain the life safety and security of the public in their residences and businesses. We connect first responders to customers for police, fire, and health emergency services. ADT employees provide critical alarm and fire system monitoring, along with repair and maintenance services to restore the safety and security systems of our customers, who rely on ADT to help protect their property and lives. For these reasons, ADT is an essential business under shelter-in-place orders recently issued in several states and locales.

We’ve taken swift and proactive steps to ensure that we can continue to provide 24/7 professional security, fire and life safety monitoring and service to our 6 million customers. ADT utilizes a network of nine monitoring centers, which are geographically distributed throughout the United States, and include redundancies which provide backup services for critical functions such as professional monitoring and customer care. This feature of our network provides strength in times like these. Additionally, we have recently deployed tools to enable many of our employees to work remotely, and we now have nearly 2,000 ADT monitoring and customer care professionals working from remote locations.

Strong Financial Foundation to Continue to Serve Our Customers
Despite the challenges to the global economy presented by COVID-19, ADT’s recurring revenue business model and cash generation profile provides a solid financial foundation from which to continue to serve our customers and communities. Our business benefits from a strong recurring monthly revenue stream and a highly variable subscriber acquisition cost model. As such, we anticipate having sufficient liquidity to weather the current challenging macroeconomic environment and the slowdown brought on by COVID-19. Moreover, given the nature of our business model, in which slower gross adds lead to lower cash expenditures, we continue to expect to generate strong free cash flow before special items, even in the case of reduced near-term demand. Finally, we have no significant debt maturities until October 2021 and substantial room under any applicable financial covenants. As a result, we expect to continue to be in a strong position to serve customers and communities during this difficult time.

Protecting Our Customers And Our Communities
Our commitment to helping keep our communities safe means we sometimes need to interact with customers in-person to repair and install home security and life safety systems. ADT is also the security, fire protection and life safety provider for essential businesses and facilities in our communities, which include hospitals, distribution centers, grocery stores, financial institutions and restaurants. To continue providing safety and peace of mind to our customers, we are taking these measures:

•Our call centers are phone screening all residential customers, before setting in-home appointments, to ensure they can provide a safe work environment for our team members, and to ensure the safety of all customers.
•We are equipping our customer-facing employees with additional cleaning, sanitation, and protective tools to help protect them and our customers. We are also asking our field teams to conduct daily personal wellness checks before reporting to work.
•Our field staff are taking additional steps to help protect our customers, including the following: practicing social distancing, reconfirming that the customer household is healthy before arriving, using sanitizer and hand-washing before and after the consultation, and conducting all business through digital confirmation (e-signature).
•ADT is leading the industry in temporarily ceasing all unsolicited, door-to-door sales practices.

Promoting Supportive Work Environments For Our Team Members
ADT instituted a number of policies and practices to support our team members who are facing very challenging times. These policies, which have already gone into effect, provide immediate relief due to missed work, lost wages, and concerns about team member wellbeing.

•We have implemented a temporary, company-wide remote working mandate for positions that can begin remote work immediately.
•We have implemented flexibility in our attendance policy, including access to paid time off, that encourages employees to stay home if they feel ill or need to care for at-home children.

•ADT will pay employees 100% of regular compensation for up to two weeks if they’re required to be quarantined due to the COVID-19 illness.

More information regarding ADT’s actions can be found at https://www.adt.com/coronavirus.

ABOUT ADT
ADT is a leading provider of security, automation, and smart home solutions serving consumer and business customers through more than 200 locations, nine monitoring centers, and the largest network of security professionals in the United States. The Company offers many ways to help protect customers by delivering lifestyle-driven solutions via professionally installed, do-it-yourself, mobile, and digital-based offerings for residential, small business, and larger commercial customers. For more information, please visit www.adt.com or follow on Twitter, LinkedIn, Facebook, and Instagram.

FORWARD-LOOKING STATEMENTS
ADT has made statements in this press release and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this press release are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters. Any forward-looking statement made in this press release speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control, and could cause future events or results to be materially different from those stated or implied in this press release, including among others, risk factors that are described in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

Media Inquiries:	Investor Relations:
Paul Wiseman - ADT paulwiseman@adt.com	Derek Fiebig - ADT tel: 888.238.8525 investorrelations@adt.com